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                                                                   EXHIBIT 10.27


        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is dated as of February 6, 2002 among AVONDALE MILLS, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks"), and WACHOVIA BANK, N.A. as Agent (the "Agent");

                                  WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Other Letters of Credit" and substituting therefor the new definition of such term set forth below.

                  "Other Letter of Credit" means (i) a letter of credit, LC No. 870-125116, in the original face amount of $500,000 issued on December 19, 2000 to North American Employer's Reinsurance Corporation, and (ii) any other Letter of Credit issued pursuant to Section 2.13.

         3. Amendment of Section 2.13(a)(iv)(A). Section 2.13(a)(iv)(A) of the Credit Agreement hereby is deleted, and the following is substituted therefor:


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                  (A) Request for Issuance. At least 2 Domestic Business Days before the effective date for any Other Letter of Credit, the Borrower shall give the Agent a written notice containing the original signature of an authorized officer or employee of the Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Other Letter of Credit requested (which original face amount shall not be less than $100,000), the effective date (which day shall be a Domestic Business Day) of issuance of such requested Other Letter of Credit, the date on which such requested Other Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations, the purpose for which such Other Letter of Credit is to be issued, whether such Other Letter of Credit may be drawn in single or partial draws and the person for whose benefit the requested Other Letter of Credit is to be issued.


         4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Second Amendment and all other Loan Documents executed and/or delivered in connection herewith, except where such representations and warranties expressly refer to a different date and except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

         5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents, as amended hereby, effective as of the date hereof.

         7. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         9. No Default. To induce the Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         10. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.


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         11.      Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         12. Conditions Precedent. This Second Amendment shall become effective only upon execution and delivery to counsel for the Agent of 6 counterpart signature pages (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of this Second Amendment by the Borrower, the Agent and the Required Banks; and (ii) execution and delivery to counsel for the Agent of 6 counterparts (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Parent and AMGF.












                       [SIGNATURES COMMENCE ON NEXT PAGE]


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         IN WITNESS WHEREOF, the Borrower, the Agent and the Required Banks has
caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.




                                            AVONDALE MILLS, INC.
                                                          (SEAL)


                                            By:
                                               ----------------------
                                                      Title:


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                                            WACHOVIA BANK, N.A., as
                                            Agent and as a Bank (SEAL)

                                            By:
                                               ----------------------
                                               Title:


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                                            BANK OF AMERICA, N.A., as a
                                            Bank             (SEAL)


                                            By:
                                               ----------------------
                                               Title:



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                                            FIRST UNION NATIONAL
                                            BANK, as a Bank (SEAL)


                                            By:
                                               ----------------------
                                               Title:



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                                            REGIONS BANK, as a Bank
                                                            (SEAL)



                                            By:
                                               ----------------------
                                               Title:


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                                            BRANCH BANKING AND
                                            TRUST COMPANY, as
                                            a Bank       (SEAL)



                                            By:
                                               ----------------------
                                               Title:


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                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and
(iii) reaffirms all of its obligations and covenants under (1), as to the Parent, the Amended and Restated Guaranty Agreement dated as of April 29, 1996 executed by it, and (2) as to AMGF, the Limited Guaranty Agreement dated as of August 29, 1997 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



AVONDALE INCORPORATED                     AVONDALE MILLS GRANITEVILLE
                                          FABRICS, INC.


By:                                       By:
   ------------------------                  ------------------------
   Title:                                    Title:


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